SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 29, 2004

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-50646	61-1430858
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	150 INDEPENDENCE DRIVE, MENLO PARK, CALIFORNIA	94025
	(Address of Principal Executive Offices)	(Zip Code)

(650) 323-4100
(Registrant's Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure

            Today, Ultra Clean Holdings, Inc. issued a press release announcing that Phil Kagel will be assuming the roles of Senior Vice President and Chief Financial Officer of the company effective as of August 16, 2004. The full text of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits

            99.1 Press Release dated July 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	July 29, 2004	By:	/s/ Clarence L. Granger

			Name:	Clarence L. Granger
			Title:	Chief Executive Officer

EXHIBIT INDEX

99.1 Press Release dated July 29, 2004